Exhibit 10.8.1

FOURTH AMENDMENT TO LEASE

This Fourth Amendment to Lease (this "Fourth Amendment") is entered into this 28th day of May, 2013 by and between HUB PROPERTIES TRUST, a Maryland real estate investment trust ("Landlord"), and DIGITALGLOBE,  INC., a Delaware corporation ("Tenant").

W I T N E S S E T H:

WHEREAS, K/B FUND IV ("Original Landlord") and Tenant entered into that certain Office Lease dated March 19, 2004 and that certain First Amendment to Office Lease dated September 10, 2004 (collectively, the "Original Lease") for the lease of certain premises (the "Premises") known as Suite 260 and located in a portion of the building (the "Building") located at 1601 Dry Creek Drive, Longmont, Colorado, as more particularly described in the Original Lease; and

WHEREAS, Landlord succeeded to the interest of Original Landlord under the Original Lease and with Tenant entered into another First Amendment to Lease dated April 18, 2005 and another First Amendment to Lease dated October 14, 2011 (the Original Lease as so amended being hereinafter referred to as the "Lease"); and

WHEREAS, Landlord and Tenant wish to amend the Lease to grant Tenant the right to install up to two additional generators (in addition to the one existing as of the date hereof) to provide emergency power to the premises demised by the Lease, subject to and upon the terms and condition hereinafter provided;

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

2.Section 1 of Addendum Four to the Original Lease is hereby amended by deleting "up to two (2) emergency generators of up to 2 megawatts KVA each ("Generators")" where it appears therein and inserting "up to three (3) emergency generators of up to 2 megawatts KVA each and associated fuel tanks (collectively, the "Generators")" in its place. Drawings and details showing the second and third generators and their installation are attached hereto as Exhibit 1.

3.Section 2 of Addendum Four to the Original Lease is hereby amended by deleting the third sentence thereof in its entirety.

4.Section 6 of Addendum Four of the Original Lease is hereby amended by adding the words "and interior wiring" to the end of the parenthetical.

5.As amended hereby, the Lease is hereby ratified and confirmed. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Fourth Amendment and the terms and provisions of the Lease, the terms and provisions of this Fourth Amendment shall supersede and control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment as of the date above first written.

LANDLORD:
HUB PROPERTIES TRUST
By:	/s/ David M. Lepore
David M. Lepore
Senior Vice President
TENANT: DIGITALGLOBE, INC.
By:	/s/ John Hild
Name:	John Hild
Title:	Interim CIO

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Exhibit 1.

Second and Third Generators See attached.

N00°01'11"E 944.88' (P)
PROGRESS DRAWING 11-29-12

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

NEW GENERATORS

SITE DEMOLITION PLAN

C0.1

N00°01'11"E 944.88' (P)
PROGRESS DRAWING 11-28-12

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

NEW GENERATORS

HORIZONTAL CONTROL PLAN

C1.0

N00°01'11"E 944.58' (P)
PROGRESS DRAWING 11-29-12

**DIGITAL GLOBE**
**DATA CENTER**
**1601 DRY CREEK DRIVE**
**SUITE 260**
**LONGMONT, CO 80503**

SWANSON RINK

**NEW GENERATORS**

**GRADING PLAN**

**C2.0**

5 C3.0 SIDEWALK DETAIL
4 C3.0 CHASE DRAIN DETAIL
1 C3.0 CONCRETE APRON DETAIL
7 C3.0 CONCRETE WASHOUT (ECO-PAN) DETAIL
6 C3.0 SILT FENCE DETAIL
3 C3.0 CONCRETE DRIVEWAY DETAIL
2 C3.0 VERTICAL CURB & GUTTER-TYPE 8
PROGRESS DRAWING 11-29-12

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

NEW GENERATORS

DETAILS

C3.0

4 CONDUIT RACK SUPPORT 3/4" = 1'-0"

5 CONDUIT RACK SUPPORT 3/4" = 1'-0"

1A SECTION 3/4" = 1'-0"

1B SECTION 3/4" = 1'-0"

2 SECTION 3/4" = 1'-0"

3 SECTION N.T.S.

## GENERAL NOTES

PROGRESS DRAWING 11-29-12

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

NEW GENERATORS

GENERAL NOTES
& SECTIONS

S0.1

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503
SWANSON RINK
NEW GENERATORS
FOUNDATION PLAN
S1.1
FOUNDATION PLAN
PROGRESS DRAWING 11-29-12

**7 SECTION** 3/4" = 1'-0"

**4 SECTION** 3/4" = 1'-0"

**1 SECTION** 3/4" = 1'-0"

**5 SECTION** 3/4" = 1'-0"

**2 SECTION** 3/4" = 1'-0"

**6 SECTION** 3/4" = 1'-0"

**3 SECTION** 3/4" = 1'-0"

PROGRESS DRAWING 11-29-12

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

NEW GENERATORS

SECTIONS

S2.1

1 SITE PLAN

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

NEW GENERATORS

SITE PLAN

A00.50

**9** 10' SECURITY FENCE

**8** 10' SECURITY FENCE

**7** 6' SECURITY FENCE

**6** 6' SECURITY FENCE

**1** ENLARGED SITE PLAN

DIGITAL GLOBE
DATA CENTER
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

NEW GENERATORS

CONSTRUCTION PLAN

A02.01

PLUMBING DRAWING LIST
P0.01 PLUMBING LEGEND AND DRAWING LIST
P2.01 PLUMBING SITE PLAN
P4.01 PLUMBING FUEL OIL TANK DETAILS
P7.01 PLUMBING DETAILS AND SCHEDULES

DIGITAL GLOBE
DATA CENTER
NEW GENERATORS
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

PLUMBING LEGEND
AND DRAWING LIST

P0.01

PLUMBING SITE PLAN

**DIGITAL GLOBE**
**DATA CENTER**
**NEW GENERATORS**
**1601 DRY CREEK DRIVE**
**SUITE 260**
**LONGMONT, CO 80503**

SWANSON RINK

PLUMBING SITE PLAN

P2.01

FUEL OIL TANK DIAGRAM

FUEL OIL TANK PLAN

LEFT SIDE ELEVATION
FRONT ELEVATION
RIGHT SIDE ELEVATION

DIGITAL GLOBE
DATA CENTER
NEW GENERATORS
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

PLUMBING FUEL OIL TANK DETAILS

P10.01

GENERAL NOTES
KEYED NOTES
ELECTRICAL SITE PLAN

DIGITAL GLOBE
DATA CENTER
NEW GENERATORS
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

ELECTRICAL
SITE PLAN

E2.01

DIGITAL GLOBE
DATA CENTER
NEW GENERATORS
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

PANEL SCHEDULES

E11.01

LOAD SUMMARY: DENSO
ELECTRICAL ONE-LINE DIAGRAM - SYSTEM "A"

DIGITAL GLOBE
DATA CENTER
NEW GENERATORS
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

ELECTRICAL ONE-LINE DIAGRAM - SYSTEM "A"

E12.01

FEEDER SCHEDULE

GROUNDING ELECTRODE CONDUCTORS

ELECTRICAL ONE-LINE DIAGRAM - SYSTEM "B"

DIGITAL GLOBE
DATA CENTER
NEW GENERATORS
1601 DRY CREEK DRIVE
SUITE 260
LONGMONT, CO 80503

SWANSON RINK

ELECTRICAL ONE-LINE DIAGRAM - SYSTEM "B"

E12.02